                                                         Exhibit 99.1
--------------------------------------------------------------------------------
                                                 Monthly Operating Report

      ---------------------------------
      CASE NAME: Kitty Hawk, Inc.                ACCRUAL BASIS
      ---------------------------------

      ---------------------------------
      CASE NUMBER: 400-42141-BJH                 02/13/95, RWD, 2/96
      ---------------------------------

      ---------------------------------
      JUDGE: Barbara J. Houser
      ---------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: APRIL 30, 2001

      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:
      /s/ Drew Keith                                                Chief Financial Officer
      --------------------------------------------     -------------------------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                              TITLE

      Drew Keith                                                         05/21/2001
      --------------------------------------------     -------------------------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                                     DATE

      PREPARER:

      /s/ Jessica L. Wilson                                        Chief Accounting Officer
      --------------------------------------------     -------------------------------------------
      ORIGINAL SIGNATURE OF PREPARER                                       TITLE

      Jessica L. Wilson                                                  05/21/2001
      --------------------------------------------     -------------------------------------------
      PRINTED NAME OF PREPARER                                              DATE

      --------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Monthly Operating Report

        ------------------------------------------------------------
        CASE NAME: Kitty Hawk, Inc.                                                               ACCRUAL BASIS-1
        ------------------------------------------------------------

        ------------------------------------------------------------
        CASE NUMBER: 400-42141-BJH                                                 02/13/95, RWD, 2/96
        ------------------------------------------------------------



        ------------------------------------------------------------

        COMPARATIVE BALANCE SHEET
        ----------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE             MONTH            MONTH           MONTH
                                                                           ------------------------------------------------------
        ASSETS                                             AMOUNT            April 2001
        -------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                         $ 13,401,586            $ 43,348,802             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                   $          0             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                                $ 13,401,586            $ 43,348,802             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                                        ($ 12,614,884)            $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                        ($  1,016,667)            $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                          $     15,000            $     15,000             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                  $    646,650             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                       $422,186,692            $339,561,086             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                      $435,603,278            $369,939,987             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT               $  2,425,652            $  6,083,445             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                                          $  2,254,713             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                                 $  2,425,652            $  3,828,732             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                         $     62,465            $    219,367             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)                $ 10,967,208            $  9,579,218             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                       $138,370,015            $138,370,015             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                              $587,428,618            $521,937,319             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                  $    533,734             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                     $          0             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                     $          0             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                                 $    790,477             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                      $          0             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                               $  2,365,553             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                       $  3,689,764             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                              $466,119,468            $388,707,807             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                             $     29,661            $          0             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                            $ 22,580,547            $  2,232,268             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                       $          0            $ 28,849,513             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES             $488,729,676            $419,789,588             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                         $488,729,676            $423,479,352             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        EQUITY
        -------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                        $ 98,457,967             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                                  $          0             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        -------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                              $          0            $ 98,457,967             $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                            $488,729,676            $521,937,319             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Monthly Operating Report

        ------------------------------------------------------
        CASE NAME: Kitty Hawk, Inc.                                               ACCRUAL BASIS-2
        ------------------------------------------------------

        ------------------------------------------------------
        CASE NUMBER: 400-42141-BJH                                                       02/13/95, RWD, 2/96
        ------------------------------------------------------

        ------------------------------------------------------
        INCOME STATEMENT
        -----------------------------------------------------------------------------------------------------------------------
                                                                        MONTH         MONTH          MONTH           QUARTER
                                                                   -------------------------------------------
        REVENUES                                                    April 2001                                        TOTAL
        ----------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                            $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                                 $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                               $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        -----------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                                  $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                              $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                           $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                                  $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                              $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        -----------------------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION                            $ 107,083            $0         $0          $ 107,083
        -----------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                                       $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                                  $(926,888)           $0         $0          $(926,888)
        -----------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                              $  29,233            $0         $0          $  29,233
        -----------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                                       $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                                  $(790,572)           $0         $0          $(790,572)
        -----------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                                          $ 790,572            $0         $0          $ 790,572
        -----------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        -----------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)                          $(134,266)           $0         $0          $(134,266)
        -----------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)                         $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                                          $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                                  $  78,385            $0         $0          $  78,385
        -----------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                              $  76,984            $0         $0          $  76,984
        -----------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                                       $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                               $  21,103            $0         $0          $  21,103
        -----------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -----------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                                         $ 769,469            $0         $0          $ 769,469
        -----------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                                         $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                       $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                             $ 769,469            $0         $0          $ 769,469
        -----------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                                $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                                         $       0            $0         $0          $       0
        -----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Monthly Operating Report

        -----------------------------------------------------
        CASE NAME: Kitty Hawk, Inc.                                            ACCRUAL BASIS-3
        -----------------------------------------------------

        -----------------------------------------------------
        CASE NUMBER: 400-42141-BJH                                                    02/13/95, RWD, 2/96
        -----------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                        MONTH          MONTH         MONTH             QUARTER
                                                             ------------------------------------------
        DISBURSEMENTS                                        April 2001                                          TOTAL
        -------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                        $41,616,063                                     $41,616,063
        -------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                       $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                      $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                     $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                         $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                   $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                   $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                              $30,936,700            $0            $0         $30,936,700
        -------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                     $30,936,700            $0            $0         $30,936,700
        -------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                   $30,936,700            $0            $0         $30,936,700
        -------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                             $72,552,763            $0            $0         $72,552,763
        -------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                      $ 4,592,055            $0            $0         $ 4,592,055
        -------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                               $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                    $    54,341            $0            $0         $    54,341
        -------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                        $ 5,981,950            $0            $0         $ 5,981,950
        -------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                        $    62,628            $0            $0         $    62,628
        -------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                        $   866,402            $0            $0         $   866,402
        -------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                              $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                                 $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                           $ 1,000,365            $0            $0         $ 1,000,365
        -------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                    $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                            $ 3,431,410            $0            $0         $ 3,431,410
        -------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                         $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                      $     8,340            $0            $0         $     8,340
        -------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                              $12,732,723            $0            $0         $12,732,723
        -------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                    $28,730,214            $0            $0         $28,730,214
        -------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                                $   456,997            $0            $0         $   456,997
        -------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                                $    16,750            $0            $0         $    16,750
        -------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                              $         0            $0            $0         $         0
        -------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                    $   473,747            $0            $0         $   473,747
        -------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                              $29,203,961            $0            $0         $29,203,961
        -------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                    $ 1,732,739            $0            $0         $ 1,732,739
        -------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                              $43,348,802            $0            $0         $43,348,802
        -------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

     -------------------------------------
     CASE NAME: Kitty Hawk, Inc.                ACCRUAL BASIS-4
     -------------------------------------

     -------------------------------------
     CASE NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96
     -------------------------------------

     ------------------------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE                  MONTH           MONTH              MONTH
                                                                          ---------------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                           AMOUNT                April 2001
     ------------------------------------------------------------------------------------------------------------------------------
     1.      0-30                                                                 $    14,120              $0                 $0
     ------------------------------------------------------------------------------------------------------------------------------
     2.      31-60                                                                $         0              $0                 $0
     ------------------------------------------------------------------------------------------------------------------------------
     3.      61-90                                                                $     2,752              $0                 $0
     ------------------------------------------------------------------------------------------------------------------------------
     4.      91+                                                                  $    47,000              $0                 $0
     ------------------------------------------------------------------------------------------------------------------------------
     5.      TOTAL ACCOUNTS RECEIVABLE                                 $0         $    63,872              $0                 $0
     ------------------------------------------------------------------------------------------------------------------------------
     6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                      $12,678,756              $0                 $0
     ------------------------------------------------------------------------------------------------------------------------------
     7.      ACCOUNTS RECEIVABLE (NET)                                 $0        ($12,614,884)             $0                 $0
     ------------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------

     AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:       April 2001
                                                                                         ----------------------------------------
     ----------------------------------------------------------------------------------------------------------------------------
                                           0-30              31-60            61-90             91+
     TAXES  PAYABLE                        DAYS              DAYS             DAYS             DAYS              TOTAL
     ----------------------------------------------------------------------------------------------------------------------------
     1.      FEDERAL                             $      0          $     0          $     0          $      0      $      0
     ----------------------------------------------------------------------------------------------------------------------------
     2.      STATE                               $      0          $     0          $     0          $      0      $      0
     ----------------------------------------------------------------------------------------------------------------------------
     3.      LOCAL                               $      0          $     0          $     0          $      0      $      0
     ----------------------------------------------------------------------------------------------------------------------------
     4.      OTHER (ATTACH LIST)                 $      0          $     0          $     0          $      0      $      0
     ----------------------------------------------------------------------------------------------------------------------------
     5.      TOTAL TAXES PAYABLE                 $      0          $     0          $     0          $      0      $      0
     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------
     6.      ACCOUNTS PAYABLE                    $52,212           $15,757          $57,479          $408,286      $533,734
     ----------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------
                                                                               MONTH:       April 2001
     STATUS OF POSTPETITION TAXES                                                        ----------------------------------------
     ----------------------------------------------------------------------------------------------------------------------------
                                               BEGINNING                AMOUNT                                      ENDING
                                                  TAX                WITHHELD AND/               AMOUNT               TAX
     FEDERAL                                   LIABILITY*              0R ACCRUED                 PAID             LIABILITY
     ----------------------------------------------------------------------------------------------------------------------------
     1.      WITHHOLDING**                                 $0                $138,525                $138,525                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     2.      FICA-EMPLOYEE**                               $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     3.      FICA-EMPLOYER**                               $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     4.      UNEMPLOYMENT                                  $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     5.      INCOME                                        $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     6.      OTHER (ATTACH LIST)                           $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     7.      TOTAL FEDERAL TAXES                           $0                $138,525                $138,525                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     STATE AND LOCAL
     ----------------------------------------------------------------------------------------------------------------------------
     8.      WITHHOLDING                                   $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     9.      SALES                                         $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     10.     EXCISE                                        $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     11.     UNEMPLOYMENT                                  $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     12.     REAL PROPERTY                                 $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     13.     PERSONAL PROPERTY                             $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     14.     OTHER (ATTACH LIST)                           $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     15.     TOTAL STATE & LOCAL                           $0                $      0                $      0                 $0
     ----------------------------------------------------------------------------------------------------------------------------
     16.     TOTAL TAXES                                   $0                $138,525                $138,525                 $0
     ----------------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------
   CASE NAME: Kitty Hawk, Inc.                       ACCRUAL BASIS-5
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
   ------------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                 MONTH:       April 2001
                                                                                        -------------------------------------------
   -------------------------------------------------------------
   BANK  RECONCILIATIONS
                                                       Account #1              Account #2              Account #3
   ---------------------------------------------------------------------------------------------------------------------------------
   A.          BANK:                                   Bank One                Bank One               Wells Fargo
   ----------------------------------------------------------------------------------------------------------------------
   B.           ACCOUNT NUMBER:                        100140334               9319959434             4417-881463          TOTAL
   ----------------------------------------------------------------------------------------------------------------------
   C.           PURPOSE (TYPE):                        Operating               Disbursement           Operating
   ------------------------------------------------------------------------------------------------------------------------------
   1.      BALANCE PER BANK STATEMENT                  $1,593,498              $50,045                $21,791           $1,703,955
   -------------------------------------------------------------------------------------------------------------------------------
   2.      ADD: TOTAL DEPOSITS NOT CREDITED            $        0              $     0                $     0           $        0
   -------------------------------------------------------------------------------------------------------------------------------
   3.      SUBTRACT: OUTSTANDING CHECKS                $2,279,443              $     0                $     0           $2,279,443
   -------------------------------------------------------------------------------------------------------------------------------
   4.      OTHER RECONCILING ITEMS                     $   34,428              $     0                $     0           $   34,428
   -------------------------------------------------------------------------------------------------------------------------------
   5.      MONTH END BALANCE PER BOOKS                 ($651,517)              $50,045                $21,791            ($579,681)
   -------------------------------------------------------------------------------------------------------------------------------
   6.      NUMBER OF LAST CHECK WRITTEN                No checks                     0                No checks
   ------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------
   INVESTMENT ACCOUNTS
   -------------------------------------------------------------------------------------------------------------------------------
                                                              DATE OF           TYPE OF         PURCHASE        CURRENT
   BANK, ACCOUNT NAME & NUMBER                               PURCHASE         INSTRUMENT          PRICE          VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   7.      Wells Fargo Certificate of Deposit                                 CD                    $   600,000       $   605,115
   ---------------------------------------------------------------------------------------------------------------------------------
   8.      Bank One                                                04/30/2001 Overnight Sweep       $43,283,747       $43,283,747
   --------------------------------------------------------------------------------------------------------------------------------
   9.      N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   10.     N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   11.     TOTAL INVESTMENTS                                                                        $43,883,747       $43,888,862
   ---------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------
   CASH
   ---------------------------------------------------------------------------------------------------------------------------------
   12.     CURRENCY ON HAND                                                                                          $     1,000
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   13.     TOTAL CASH - END OF MONTH                                                                                 $43,348,802
   ---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ---------------------------------------
        CASE NAME: Kitty Hawk, Inc.                  ACCRUAL BASIS-5
        ---------------------------------------

        ---------------------------------------
        CASE NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96
        ---------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                    MONTH:   April 2001
        ----------------------------------------------                    --------------------------------------------------------
        BANK  RECONCILIATIONS
                                                           Account #4           Account #5           Account #6
        --------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                   Bank One             Bank One             Bank One
        ----------------------------------------------------------------------------------------------------------
        B.          ACCOUNT NUMBER:                        1570695922       00129949/931995845       1586268961            TOTAL
        ----------------------------------------------------------------------------------------------------------
        C.          PURPOSE (TYPE):                          Payroll         Health Insurance       Flex Spending
        --------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                      $0                   $0              $38,621            $38,621
        --------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                $0                   $0              $     0            $     0
        --------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                    $0                   $0              $     0            $     0
        --------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                         $0                   $0              $     0            $     0
        --------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                     $0                   $0              $38,621            $38,621
        --------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN
        --------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------
        INVESTMENT ACCOUNTS

        --------------------------------------------------------------------------------------------------------------------------
                                                               DATE OF             TYPE OF           PURCHASE          CURRENT
        BANK, ACCOUNT NAME & NUMBER                           PURCHASE            INSTRUMENT           PRICE            VALUE
        --------------------------------------------------------------------------------------------------------------------------
        7.
        --------------------------------------------------------------------------------------------------------------------------
        8.
        --------------------------------------------------------------------------------------------------------------------------
        9.
        --------------------------------------------------------------------------------------------------------------------------
        10.
        --------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL  INVESTMENTS                                                                        $0            $     0
        --------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------
        CASH
        --------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                        $     0
        --------------------------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                               $38,621
        --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -------------------------------------------
        CASE NAME: Kitty Hawk, Inc.                  ACCRUAL BASIS-5
        -------------------------------------------

        -------------------------------------------
        CASE NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96
        -------------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                    MONTH:   April 2001
        ----------------------------------------------                    --------------------------------------------------------
        BANK RECONCILIATIONS
                                                           Account #7         Account #8           Account #9
        --------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                   Bank One
        ----------------------------------------------------------------------------------------------------------
        B.          ACCOUNT NUMBER:                        1586269860                                                    TOTAL
        ----------------------------------------------------------------------------------------------------------
        C.          PURPOSE (TYPE):                           COD
        --------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                     $0                 $0                    $0                $0
        --------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED               $0                 $0                    $0                $0
        --------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                   $0                 $0                    $0                $0
        --------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                        $0                 $0                    $0                $0
        --------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                    $0                                                         $0
        --------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN                 2111
        --------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------
        INVESTMENT ACCOUNTS

        --------------------------------------------------------------------------------------------------------------------------
                                                               DATE OF             TYPE OF           PURCHASE          CURRENT
        BANK, ACCOUNT NAME & NUMBER                           PURCHASE            INSTRUMENT           PRICE            VALUE
        --------------------------------------------------------------------------------------------------------------------------
        7.
        --------------------------------------------------------------------------------------------------------------------------
        8.
        --------------------------------------------------------------------------------------------------------------------------
        9.
        --------------------------------------------------------------------------------------------------------------------------
        10.
        --------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                                       $0                $0
        --------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------
        CASH
        --------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND
        --------------------------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                                 $0
        --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 ------------------------------------
 CASE NAME:  Kitty Hawk, Inc.                   ACCRUAL BASIS-6
 ------------------------------------

 ------------------------------------
 CASE NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
 ------------------------------------

                                                        MONTH: April 2001
                                                               ----------
 ---------------------------------------------
 PAYMENTS TO INSIDERS AND PROFESSIONALS
 ---------------------------------------------

 OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
 CODE) AND TO PROFESSIONALS ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

 -----------------------------------------------------------------------
                               INSIDERS
 -----------------------------------------------------------------------
                             TYPE OF         AMOUNT          TOTAL PAID
          NAME               PAYMENT          PAID             TO DATE
 -----------------------------------------------------------------------
 1.   Mike Clark         Salary            $  7,917          $   90,001
 -----------------------------------------------------------------------
 2.   Jim Craig          Salary            $ 33,333          $  266,668
 -----------------------------------------------------------------------
 3.   Janie Garrard      Salary            $      0          $    2,625
 -----------------------------------------------------------------------
 4.   Drew Keith         Salary            $ 32,500          $  266,462
 -----------------------------------------------------------------------
 5    Lena Baker         Salary            $      0          $    7,500
 -----------------------------------------------------------------------
 6    Jim Reeves         Salary            $ 33,333          $  399,996
 -----------------------------------------------------------------------
 7    John Turnipseed    Salary            $      0          $   41,668
 -----------------------------------------------------------------------
 8    TOTAL PAYMENTS
      TO INSIDERS                          $107,083          $1,074,920
 -----------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------------
                                                    PROFESSIONALS
 -------------------------------------------------------------------------------------------------------------------------
                                DATE OF COURT                                                                      TOTAL
                              ORDER AUTHORIZING       AMOUNT              AMOUNT            TOTAL PAID           INCURRED
               NAME                PAYMENT           APPROVED              PAID               TO DATE           & UNPAID *
 -------------------------------------------------------------------------------------------------------------------------
 1.   Lain Faulkner                                                      $ 42,908          $  673,331            $ 90,000
 -------------------------------------------------------------------------------------------------------------------------
 2.   Haynes and Boone                                                   $138,290          $2,552,540            $175,000
 -------------------------------------------------------------------------------------------------------------------------
 3.   The Seabury Group                                                  $ 75,000          $1,650,000            $      0
 -------------------------------------------------------------------------------------------------------------------------
 4.   Forshey & Prostock                                                 $      0          $  365,670            $      0
 -------------------------------------------------------------------------------------------------------------------------
 5    Price Waterhouse Coopers                                           $      0          $  386,015            $157,477
 -------------------------------------------------------------------------------------------------------------------------
 6    Jay Alix and Associates                                            $      0          $  671,514            $ 25,000
 -------------------------------------------------------------------------------------------------------------------------
 7    Andrews & Kurth                                                    $ 93,019          $  995,467            $183,000
 -------------------------------------------------------------------------------------------------------------------------
 8    Jenkins & Gilchrist                                                $      0          $   47,474            $      0
 -------------------------------------------------------------------------------------------------------------------------
 9    Ford and Harrison                                                  $  3,392          $  207,977            $      0
 -------------------------------------------------------------------------------------------------------------------------
 10   Grant Thornton                                                     $  8,071          $  242,358            $      0
 -------------------------------------------------------------------------------------------------------------------------
 11   Verner Liipfert                                                    $ 62,979          $  422,959            $160,000
 -------------------------------------------------------------------------------------------------------------------------
 12   TOTAL PAYMENTS
      TO PROFESSIONALS                                     $0            $423,659          $8,215,305            $790,477
 -------------------------------------------------------------------------------------------------------------------------

 *    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


 -------------------------------------------------------------------------------
 POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
 PROTECTION PAYMENTS
 -------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                   SCHEDULED     AMOUNTS
                                    MONTHLY       PAID                TOTAL
                                   PAYMENTS      DURING              UNPAID
           NAME OF CREDITOR           DUE         MONTH           POSTPETITION
 ------------------------------------------------------------------------------
 1.   N/A
 ------------------------------------------------------------------------------
 2.   N/A
 ------------------------------------------------------------------------------
 3.   N/A
 ------------------------------------------------------------------------------
 4.   N/A
 ------------------------------------------------------------------------------
 5.   N/A
 ------------------------------------------------------------------------------
 6.   TOTAL                               $0          $0                    $0
 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 ---------------------------------------
 CASE  NAME:  Kitty Hawk, Inc.                ACCRUAL BASIS-7
 ---------------------------------------

 ---------------------------------------
 CASE  NUMBER: 400-42141-BJH                               02/13/95, RWD, 2/96
 ---------------------------------------

                                              MONTH: April 2001
                                                     ---------------------------

 -------------------------------------------------
 QUESTIONNAIRE

 -----------------------------------------------------------------------------------------------------------------------
                                                                                           YES               NO
 -----------------------------------------------------------------------------------------------------------------------
 1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                  X
 -----------------------------------------------------------------------------------------------------------------------
 2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                            X
 -----------------------------------------------------------------------------------------------------------------------
 3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                                      X
 -----------------------------------------------------------------------------------------------------------------------
 4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                              X
 -----------------------------------------------------------------------------------------------------------------------
 5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                X
 -----------------------------------------------------------------------------------------------------------------------
 6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                          X
 -----------------------------------------------------------------------------------------------------------------------
 7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                                             X
 -----------------------------------------------------------------------------------------------------------------------
 8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                      X
 -----------------------------------------------------------------------------------------------------------------------
 9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                            X
 -----------------------------------------------------------------------------------------------------------------------
 10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                                           X
 -----------------------------------------------------------------------------------------------------------------------
 11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                                     X
 -----------------------------------------------------------------------------------------------------------------------
 12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                       X
 -----------------------------------------------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
 Item #4 - the Company has paid down approximately $528,000 on its revolving
 -------------------------------------------------------------------------------
 credit facility in accordance with various court orders. Cash used in the
 -------------------------------------------------------------------------------
 payments were a result of asset sales (aircraft and inventory) and internally
 -------------------------------------------------------------------------------
 generated cash.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------
 INSURANCE
 --------------------------------------------------------------------------------------------
                                                                             YES          NO
 --------------------------------------------------------------------------------------------
 1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                              X
 --------------------------------------------------------------------------------------------
 2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                X
 --------------------------------------------------------------------------------------------
 3.     PLEASE ITEMIZE POLICIES BELOW.
 --------------------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
                             INSTALLMENT  PAYMENTS
 -----------------------------------------------------------------------------------------------------------------------------------
             TYPE OF                                                                                 PAYMENT AMOUNT
              POLICY                      CARRIER                            PERIOD COVERED            & FREQUENCY
 -----------------------------------------------------------------------------------------------------------------------------------
        121 Aircraft Insurance   Aviation Agency                   6/1/2000 - 5/31/2001               781,160         Quarterly
 -----------------------------------------------------------------------------------------------------------------------------------
        Workers Comp             Aviation Agency                 01/01/2001 - 12/31/2001               95,000          Monthly
 -----------------------------------------------------------------------------------------------------------------------------------
        Inland Marine/Property   CGU                               4/1/2001 - 3/31/2002                 9,902          Monthly
 -----------------------------------------------------------------------------------------------------------------------------------
        Professional Liab        Aviation Agency                   6/1/2000 - 5/31/2001                25,291          Annual
 -----------------------------------------------------------------------------------------------------------------------------------
        135 Aircraft Insurance   Aviation Agency                  10/1/2000 - 9/30/2001               100,266         Quarterly
 -----------------------------------------------------------------------------------------------------------------------------------
        Primary Auto             Aviation Agency                   4/1/2001 - 3/31/2002                10,827          Monthly
 -----------------------------------------------------------------------------------------------------------------------------------
        Excess Auto              Aviation Agency                   4/1/2001 - 3/31/2002                29,870          Annual
 -----------------------------------------------------------------------------------------------------------------------------------
        Aggregate Claims Liab    Reliastar                         5/1/2000 - 4/30/2001                15,000         Annually
 -----------------------------------------------------------------------------------------------------------------------------------
        Claims Admin Runout      CIGNA                             5/1/2000 - 4/30/2001               125,779         One time
 -----------------------------------------------------------------------------------------------------------------------------------
        Pilot Long Term Disabl   UNUM                              5/1/2000 - 4/30/2001                 7,975          Monthly
 -----------------------------------------------------------------------------------------------------------------------------------
        Stop Loss                Reliastar                         5/1/2000 - 4/30/2001                31,635          Monthly
 -----------------------------------------------------------------------------------------------------------------------------------
        Case Management          Reliastar                         5/1/2000 - 4/30/2001                 1,329          Monthly
 -----------------------------------------------------------------------------------------------------------------------------------
        Claims Administration    Allied Benefit System             5/1/2000 - 4/30/2001                25,052          Monthly
 -----------------------------------------------------------------------------------------------------------------------------------
        Life/AD&D                CIGNA                             5/1/2000 - 4/30/2001                11,732          Monthly
 -----------------------------------------------------------------------------------------------------------------------------------
        EAP                      Behavioral Health Partners        5/1/2000 - 4/30/2001                 2,941          Monthly
 -----------------------------------------------------------------------------------------------------------------------------------
        Section 125 Admin        Taxsaver                          5/1/2000 - 4/30/2001                 1,179          Monthly
 -----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------
 CASE NAME:  Kitty Hawk, Inc.                     FOOTNOTES SUPPLEMENT
----------------------------------------------

----------------------------------------------
 CASE NUMBER: 400-42141-BJH                       ACCRUAL BASIS
----------------------------------------------

                                       MONTH:        April 2001
                                              ----------------------------------



--------------------------------------------------------------------------------
   ACCRUAL BASIS        LINE
    FORM NUMBER        NUMBER               FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         3                8        All cash received into the each subsidiary
--------------------------------------------------------------------------------
                                    cash account is swept each night to Kitty
--------------------------------------------------------------------------------
                                    Hawk, Inc. Master Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         3               31        All disbursements (either by wire transfer
--------------------------------------------------------------------------------
                                    or check), including payroll, are disbursed
--------------------------------------------------------------------------------
                                    out of the Kitty Hawk, Inc. controlled
--------------------------------------------------------------------------------
                                    disbursement account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         4                6        All assessments of uncollectible accounts
--------------------------------------------------------------------------------
                                    receivable are done at Kitty Hawk, Inc. All
--------------------------------------------------------------------------------
                                    reserves are recorded at Inc. and pushed
--------------------------------------------------------------------------------
                                    down to Inc.'s subsidiaries as deemed
--------------------------------------------------------------------------------
                                    necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         7                         All insurance policies are carried in the
--------------------------------------------------------------------------------
                                    name of Kitty Hawk, Inc. and its
--------------------------------------------------------------------------------
                                    subsidiaries. Therefore, they are listed
--------------------------------------------------------------------------------
                                    here accordingly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         6              Insiders   Payments to insiders include a portion of the
--------------------------------------------------------------------------------
                                    Court approved retention payments in the
--------------------------------------------------------------------------------
                                    month of March
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: KITTY Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items



ACCRUAL BASIS-1                                    April 2001

8. OTHER (ATTACH LIST)                          $        339,561,086  Reported
      Intercompany Receivables                 ----------------------
      Escrow JRC                                         337,361,670
      A/R Other                                              400,000
      A/R Employees                                          445,496
      A/R 401(k) Loan                                              -
      A/R Reconciling item                                      (519)
      Deferred Taxes                                         (12,575)
      Deposits - Other                                       776,266
      Deposits - Retainers                                   174,749
                                                             415,999
                                              -----------------------
                                                         339,561,086  Detail
                                              -----------------------
                                                                   -  Difference


14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                             9,579,218  Reported
                                              -----------------------
      Loan organizaiton costs                              1,066,312
      Bond offering costs                                  7,151,860
      Goodwill - KH Cargo                                  1,361,046
                                              -----------------------
                                                           9,579,218  Detail
                                              -----------------------
                                                                   -  Difference



15. OTHER (ATTACH LIST)                                  138,370,015
                                              -----------------------
      Investment in KH Aircargo                                1,000
      Investment in KH International                      81,974,302
      Investment in Longhorn                               2,266,436
      Investment in KH Cargo                              54,128,277
                                              -----------------------
                                                         138,370,015  Detail
                                              -----------------------
                                                                   -  Difference



22. OTHER (ATTACH LIST)                        $           2,365,553  Reported
                                              -----------------------
      Accrued expenses                                       680,644
      Accrued interest                                       398,336
      Accrued health savings                                 698,404
      A/P Aging reconciling item                             (25,854)
      A/P clearing                                                 3
      Accrued 401(k)                                          11,279
      Accrued Salaries/Wages                                 602,741
                                              -----------------------
                                                           2,365,553  Detail
                                              -----------------------
                                                                   -  Difference


27. OTHER (ATTACH LIST)                        $          28,849,513  Reported
                                              -----------------------
      Deferred Taxes                                      31,006,505
      Accrued Taxes payable                              (17,685,739)
      Interest payable                                    15,528,747
                                              -----------------------
                                                          28,849,513  Detail
                                              -----------------------
                                                                   -  Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16.   NON-OPERATING INCOME (ATT. LIST)                                                    (134,266) Reported
                                                                  --------------------------------
           Interest Income                                                                (134,266)
                                                                  --------------------------------
                                                                                          (134,266) Detail
                                                                                                 -  Difference
ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                                               30,936,700  Reported
                                                                  --------------------------------
           Transfers from Charters                                                       1,739,733
           Transfers from Cargo                                                         10,503,997
           Transfers from Aircargo                                                      14,878,474
           Transfers from International                                                     21,000
           Cash deposits - non-lockbox                                                   3,630,299
           Interest income                                                                 132,352
           Misc Deposits                                                                    31,655
           NSF Checks                                                                         (810)
                                                                  --------------------------------
                                                                                        30,936,700  Detail
                                                                  --------------------------------
                                                                                                 -  Difference
                                                                  --------------------------------


25.   OTHER (ATTACH LIST)                                                               12,732,723  Reported
                                                                  --------------------------------
           Inc. 401(k)                                                                     309,514
           Employee Expenses                                                                86,331
           Bank charges                                                                      5,572
           Refunds/Claims                                                                    4,804
           Fuel                                                                          5,503,283
           Ground Handling                                                               2,027,431
           Shipping                                                                         68,747
           Ondemand Charter costs                                                           16,216
           135 Airline costs                                                                12,226
           Building maintenance/security                                                    68,953
           Contract Labor                                                                  290,853
           Trucking                                                                        450,665
           Customs/Parking/Landing                                                       1,042,871
           Containers                                                                       68,100
           Simulator/Communication/Other Training                                          342,061
           Misc                                                                             59,808
           Board of Direcetors expenses                                                     70,500
           Charts/Manuals                                                                   20,618
           Deicing                                                                         148,299
           Office                                                                           18,173
           Subcharter Aircraft                                                           2,117,698
                                                                  --------------------------------

                                                                                        12,732,723  Detail
                                                                                                 -  Difference